SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 1, 2007

STATION CASINOS, INC

(Exact name of registrant as specified in its charter)

Nevada	000-21640	88-0136443
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2411 West Sahara Avenue, Las Vegas, Nevada		89102
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:   (702)   367-2411

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                    Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 8.01. Other Events.

                                                On November 1, 2007, the Registrant received notice that the Chairman of the National Indian Gaming Commission had approved the proposed acquisition of the Registrant by Fertitta Colony Partners LLC, a Nevada limited liability company (“Parent”), and FCP Acquisition Sub, a Nevada corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), pursuant to the merger agreement entered into among the Registrant, Parent and Merger Sub.  The approval of the NIGC was the final remaining regulatory approval needed to complete the transaction.  Subject to satisfaction of other customary closing conditions, the Registrant expects to close the transaction on or around November 6, 2007.

                                                Forward Looking Statements

                                                This Current Report on Form 8-K contains certain forward-looking statements with respect to the Registrant and its subsidiaries which involve risks and uncertainties that cannot be predicted or quantified, and consequently, actual results may differ materially from those expressed or implied herein. Such risks and uncertainties include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement with Parent; the outcome of any legal proceedings that have been, or will be, instituted against the Registrant related to the merger agreement; the inability to complete the merger due to the failure to satisfy other conditions to complete the merger; the failure to obtain the necessary financing arrangements set forth in the debt and equity commitment letters delivered pursuant to the merger agreement; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; the amount of the costs, fees, expenses and charges related to the merger; the effects of local and national economic, credit and capital market conditions on the economy in general, and on the gaming and hotel industries in particular; changes in laws, including increased tax rates, regulations or accounting standards, third-party relations and approvals, and decisions of courts, regulators and governmental bodies; litigation outcomes and judicial actions, including gaming legislative action, referenda and taxation; acts of war or terrorist incidents or natural disasters; the effects of competition, including locations of competitors and operating and market competition; and other risks described in the filings of the Registrant with the Securities and Exchange Commission, including, but not limited to, the Registrant’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2006, and its Registration Statement on Form S-3ASR File No. 333-134936. All forward-looking statements are based on the Registrant’s current expectations and projections about future events. All forward-looking statements speak only as of the date hereof and the Registrant undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. Additional financial information, including presentations from recent investor conferences, is available in the “Investors” section of the Registrant’s website at www.stationcasinos.com. None of the information contained on the Registrant’s website shall be deemed incorporated by reference or otherwise included herein.

                                                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Station Casinos, Inc.

Date: November 1, 2007	By:	/s/ Thomas M. Friel
Thomas M. Friel Executive Vice President, Chief Accounting Officer and Treasurer